Commitments and contingencies	6 Months Ended
Jun. 30, 2024
Other Commitments [Line Items]
Commitments and Contingencies	Commitments and Contingencies
Legal Contingencies
Legal claims may arise from time to time in the normal course of business, the results of which may have a material effect on the Company’s accompanying consolidated financial statements. As of December 31, 2023, the Company was not a party to any legal proceedings, that individually or in the aggregate, are reasonably expected to have a material adverse effect on the Company’s results of operations, financial condition or cash flows.
Commitments and Contingencies
Legal Contingencies
Legal claims may arise from time to time in the normal course of business, the results of which may have a material effect on the Company’s accompanying unaudited condensed consolidated financial statements. As of June 30, 2024 and December 31, 2023, the Company was not a party to any legal proceedings, that individually or in the aggregate, are reasonably expected to have a material adverse effect on the Company’s results of operations, financial condition or cash flows.
Other Contingencies
The Company enters into non-cancellable long-term purchase orders and vendor agreements in the normal course of business. As of June 30, 2024, non-cancellable purchase commitments with two of the Company’s vendors totaled $0.4 million.
ElectraMeccanica Vehicles Corp
Other Commitments [Line Items]
Commitments and Contingencies	Commitments and contingencies
Commitments
As of December 31, 2023 and 2022, the Company had $nil capital commitments.
On March 3, 2023, the Company entered into a Design and Supply Agreement (the “Design Agreement”) with GLV LLC (“GLV”), pursuant to which GLV was to provide design, development, and manufacturing services for the Company’s previously planned “Project E4” EV. The estimated cost as set out in the Design Agreement is $13,692,000, where 80% was to be paid during 2023 with the remaining costs to be paid in 2024. On August 17, 2023, the Company delivered notice to GLV to terminate the Design Agreement, effective as of September 16, 2023. The Company paid GLV a total of $4,107,600 under the Design Agreement. The Company has no further payment obligations under the Design Agreement, effective as of September 16, 2023.
Contingencies
In the ordinary course of business, the Company may from time to time become subject to legal proceedings and claims arising in connection with ongoing business activities. The Company is subject to threatened and actual legal proceedings and claims for which the outcome is not probable or estimable. The Company does not believe the outcome of such threatened or actual legal proceedings or claims will have a material impact on the Company’s results of operations, financial condition, or cash flows. The results of litigation and claims cannot be predicted with certainty, and unfavorable resolutions are possible and could materially affect the Company’s results of operations, financial condition, or cash flows. In addition, regardless of the outcome, litigation could have an adverse impact on the Company as a result of legal fees, the diversion of management’s time and attention and other factors.
On March 27, 2023, the Company received a deficiency letter from Nasdaq’s Listing Qualifications Department (the “Staff”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common shares had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market (the “Minimum Bid Price Requirement”). In accordance with Nasdaq rules, the Company was provided an initial period of 180 calendar days, or until September 25, 2023, to regain compliance with the Minimum Bid Price Requirement. On September 26, 2023, the Company received a letter from Nasdaq granting the Company an additional 180 calendar day period, or until March 25, 2024, to regain compliance with the Minimum Bid Price Requirement. If, at any time before this date, the closing bid price for the Company’s common shares is at least $1.00 for a minimum of ten consecutive business days, the Staff will provide the Company written confirmation of compliance with the Minimum Bid Price Requirement. The Company intends to continue actively monitoring the bid price for its common shares and will consider all available options available to it if its common shares do not trade at a level to regain compliance with the Minimum Bid Price Requirement, which includes effecting a reverse stock split, if necessary. However, there can be no assurances that a reverse stock split will be consummated or that it will achieve its intended effect of increasing the bid price of the Company's common shares in an amount sufficient to regain compliance with the Minimum Bid Price Requirement.
Litigation
On November 3, 2023, Tevva filed a complaint (the “Complaint”) in the United States District Court for the District of Arizona against the Company, 1432952 B.C. Ltd. (“Holdco”), 1432957 B.C. Ltd. (“Parentco”) and Susan E. Docherty, the Company’s Chief Executive Officer and Interim Chief Operating Officer. The Complaint alleged breach of contract, defamation and tortious interference by the defendants, as applicable, in connection with the Tevva Arrangement Agreement and the transactions contemplated therein. The Complaint sought actual damages of $75 million, unspecified punitive damages and attorneys’ fees and costs. Additionally, the Complaint sought preliminary and permanent injunctive relief (i) preliminarily prohibiting the Company from completing a merger with any other merger partner pending resolution of the Complaint; (ii) preventing the Company from dissipating its cash reserves through dividend or otherwise; (iii) requiring the Company to complete the Tevva Arrangement; and (iv) otherwise requiring effectuation of the Tevva Arrangement.
On November 7, 2023, the Arizona District Court issued an order (the “Order”) dismissing the Complaint due to the Arizona District Court’s lack of subject matter jurisdiction as a result of (i) the Company, Holdco and Parentco being Canadian corporations and (ii) Tevva’s failure to establish Arizona as Ms. Docherty’s state of domicile in the Complaint. Pursuant to the Order, Tevva had until November 21, 2023 to file an amended complaint seeking to cure the deficiencies identified in the Order. On November 7, 2023, Tevva subsequently filed a substantially similar complaint in the Maricopa County Superior Court, State of Arizona.
On November 28, 2023, the Company announced that it entered into a settlement agreement (the “Settlement Agreement”) by and among the Company, Tevva, Holdco, Parentco and Ms. Docherty relating to the termination of the Tevva Arrangement Agreement. Pursuant to the terms of the Settlement Agreement, parties have agreed to, among other things, the following: (i) Tevva would dismiss, with prejudice, its previously filed federal and state court complaints relating to the Tevva Arrangement Agreement and the transactions contemplated therein; (ii) the Company would forgive the approximately $6.1 million due from Tevva under the Working Capital Facility (inclusive of $0.1 million of accrued interest) and would enter into a release of the debenture securing Tevva’s obligations under the Working Capital Facility; (iii) a general release and waiver between the Company, Parentco, Holdco and Ms. Docherty, on the one hand, and Tevva on the other hand, in favor of the other party; and (iv) the Company would pay Tevva $380,000 in connection with the Settlement Agreement.